UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

One Equity Partners Open Water I Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LETTER TO STOCKHOLDERS OF ONE EQUITY PARTNERS OPEN WATER I CORP.
510 Madison Avenue, 19th Floor
New York, New York 10022
Dear One Equity Partners Open Water I Corp. Stockholder:
You are cordially invited to attend a special meeting of One Equity Partners Open Water I Corp., a Delaware corporation (the “Company”), which will be held on December 1, 2022, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed (the “Stockholder Meeting”).
The accompanying notice of the Stockholder Meeting and proxy statement describe the business the Company will conduct at the Stockholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated November 9, 2022, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):
1.
Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain net tangible assets in excess of $5,000,000 following the redemption of Public Shares (as defined below) in connection with a Business Combination (as defined below) and certain amendments of the Certificate of Incorporation (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from January 26, 2023 (the “Original Termination Date”) to December 8, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to the accompanying proxy statement;

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal (the “Adjournment Proposal”).

Each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.
The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation. Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limit Elimination Amendment is implemented, such amendment will be filed and take effect prior to the filing of the Early Termination Amendment. For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” of the accompanying proxy statement.
The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the board of directors of the Company (the “Board”) believes is in the best interests of the stockholders. After careful consideration of all relevant factors, the Board has determined that it is not feasible for the Company to complete an initial business combination (as such term is defined in the Certificate of Incorporation, the “Business Combination”) by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Class A common stock, par value $0.0001 per share (“Public Shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the holders (each a “Public Shareholder” and collectively, the “Public Shareholders”) of the Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware to provide for claims of creditors and other requirements of applicable law.
As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Redemption Limit Elimination Proposal and the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. In addition, if the Redemption Limit Elimination or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of interest earned on the funds held in the Trust Account may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
Notwithstanding the Redemption Limit Elimination Proposal, OEP Open Water I Holdings, LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
On November 7, 2022, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.086, based on the aggregate amount on deposit in the Trust Account of approximately $347,960,966 as of November 7, 2022 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the initially scheduled date of the Stockholder Meeting. The closing price of the Public Shares on the Nasdaq Stock Market LLC (“Nasdaq”) on November 7, 2022, was $9.99. If the closing price of the Public Shares was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.10 more per share than if the shares were sold in the open market (based on the current per share redemption price as of November 7, 2022). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Holders of units of the Company (the “Units”) must elect to separate the underlying Public Shares and public warrants of the Company issued in connection with the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Early Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Shareholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to validly redeem its Public Shares. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote against the Redemption Limit Elimination Proposal and the Early Termination Proposal (including if they do not vote at all). However, Public Shareholders will not have their shares redeemed in connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal unless the Redemption Limit Elimination Proposal or Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented. In the event that a Public Shareholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such Public Shareholder may withdraw the tender.
The Company anticipates that the Units, Public Shares and Public Warrants will cease trading on Nasdaq as of the close of business on the Early Termination Date. For further details about the reasons for the Early Termination Proposal, see the section titled “Proposal No. 2 — The Early Termination Proposal — Reasons for the Early Termination Proposal,” in the accompanying proxy statement.
The approval of the Redemption Limit Elimination Proposal and the Early Termination Proposal each require the affirmative vote of sixty five percent (65%) of the Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are insufficient votes to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal at the Stockholder Meeting.
The Board has fixed the close of business on November 2, 2022 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its stockholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” the Redemption Limit Elimination Proposal, “FOR” the Early Termination Proposal and “FOR” the Adjournment Proposal.
Your vote is very important.   Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal requires the affirmative vote of sixty-five percent (65%) of the outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether each of the Proposals are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limit Elimination Proposal and the Early Termination Proposal and will have no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting and the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of One Equity Partners Open Water I Corp.
/s/ R. Todd Bradley R. Todd Bradley Chief Executive Officer and Co-Chairman of the Board of Directors

ONE EQUITY PARTNERS OPEN WATER I CORP.
510 MADISON, 19TH FLOOR
NEW YORK, NEW YORK 10022
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF ONE EQUITY PARTNERS OPEN WATER I CORP.
TO BE HELD ON DECEMBER 1, 2022
To the Stockholders of One Equity Partners Open Water I Corp.:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of One Equity Partners Open Water I Corp., a Delaware corporation (the “Company”), will be held on December 1, 2022, at 10 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed (the “Stockholder Meeting”).
You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):
1.
Proposal No. 1  —  Redemption Limit Elimination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain net tangible assets in excess of $5,000,000 following the redemption of Public Shares (as defined below) in connection with a Business Combination (as defined below) and certain amendments of the Certificate of Incorporation (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2  — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from January 26, 2023 (the “Original Termination Date”) to December 8, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to the accompanying proxy statement;

3.
Proposal No. 3  —  Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal (the “Adjournment Proposal”).

The Company will transact no other business at the Stockholder Meeting, except such business as may properly come before the Stockholder Meeting or any adjournments or postponements thereof.
The accompanying proxy statement contains important information about the Stockholder Meeting and the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.
Approval of the Redemption Limit Elimination Proposal and the Early Termination Proposal each require the affirmative vote of sixty five percent (65%) of the issued and outstanding shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “Public Shares”) and Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

As contemplated by the Certificate of Incorporation, the holders of the Public Shares (each a “Public Shareholder” and collectively, the “Public Shareholders”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) in connection with the approval and implementation of the Redemption Limit Elimination Proposal and the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. In addition, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of interest earned on the funds held in the Trust Account may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
Notwithstanding the Redemption Limit Elimination Proposal, OEP Open Water I Holdings, LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
On November 7, 2022, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.086, based on the aggregate amount on deposit in the Trust Account of approximately $347,960,966 as of November 7, 2022 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the initially scheduled date of the Stockholder Meeting. The closing price of the Public Shares on the Nasdaq Stock Market LLC on November 7, 2022, was $9.99. If the closing price of the Public Shares was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Shareholder (as defined below) receiving approximately $0.10 more per share than if the shares were sold in the open market (based on the current per share redemption price as of November 7, 2022). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Holders of units of the Company (the “Units”) must elect to separate the underlying Public Shares and public warrants of the Company issued in connection with the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Early Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Shareholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to validly redeem its Public Shares. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote against the Redemption Limit Elimination Proposal and the Early Termination Proposal (including if they do not vote at all). However, Public Shareholders will not have their shares redeemed in connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal unless the Redemption Limit Elimination Proposal or Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented. In the event that a Public Shareholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such Public Stockholder may withdraw the tender.
Holders of record of the Common Stock at the close of business on November 2, 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 34,500,000 issued and outstanding shares of Class A Common Stock held by the Public Shareholders and 8,625,000 issued and outstanding shares of Class B Common Stock held by the Initial Shareholders.
The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Class B Common Stock held by them in connection with this Stockholder Meeting. As of the date of the accompanying proxy statement, the Sponsor and the Company’s officers and directors that hold Class B Common Stock (together with the Sponsor, the “Initial Shareholders”) hold 20.0% of the outstanding shares of Common Stock. As a result, in addition to the Initial Shareholders, approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal will require the affirmative vote of 19,406,250 Public Shares (or approximately 56.25% of the Public Shares). In addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of 12,937,501 Public Shares (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Stockholder Meeting and cast votes, and the affirmative vote of 2,156,251 Public Shares (or approximately 6.25% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
The accompanying proxy statement is dated November 9, 2022 and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors of
One Equity Partners Open Water I Corp.
/s/ R. Todd Bradley

R. Todd Bradley
Chief Executive Officer and
Co-Chairman of the Board of Directors

ONE EQUITY PARTNERS OPEN WATER I CORP.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 1, 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of One Equity Partners Open Water I Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 10 a.m., Eastern Time, on December 1, 2022 (the “Stockholder Meeting”) at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time and on such other date to which the meeting may be adjourned or postponed.
YOUR VOTE IS IMPORTANT.   It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the possibility that we may be unable to obtain the requisite stockholder approval of the Redemption Limit Elimination Proposal or the Early Termination Proposal, each as defined and described below;

•
the Trust Account (as defined below) not being subject to claims of third parties;

•
the per-share redemption price;

•
the Company’s ability to complete a Business Combination (as defined below); and

•
the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of the Company.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and in other reports the Company files with the SEC. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the Proposals (as defined below) to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to the Company stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the Proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on December 1, 2022, at 10 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.
Q:
Why am I receiving this proxy statement?

A:
The Company is a blank check company incorporated as a Delaware corporation on September 1, 2020 and formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”).

Following the closing of the Company’s initial public offering on January 26, 2021 (the “IPO”) and the full exercise of the underwriters’ over-allotment, $345,000,000 ($10.00 per unit offered in the IPO (the “Units”)) from the net proceeds of the sale of the Units in the IPO and the sale of private placement warrants (the “Private Placement Warrants”) to OEP Open Water I Holdings, LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the IPO that holds the proceeds of the IPO (the “Trust Account”).
Like most blank check companies, the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Shares”) if there is no qualifying Business Combination consummated on or before January 26, 2023 (the “Original Termination Date”).
The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date (as defined below) except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders. The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation (as defined below) to enable the implementation of the Early Termination Amendment notwithstanding the level of requests for redemption by Public Shareholders (as defined below).
YOUR VOTE IS IMPORTANT.   It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Q:
What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:
The Company stockholders are being asked to consider and vote on the following proposals (collectively, the “Proposals”):

1.
Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Certificate of Incorporation to eliminate the requirement that the Company retain net tangible assets in excess of $5,000,000 following the redemption of Public Shares in connection with a business combination and certain amendments of the Certificate of Incorporation (the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to this proxy statement;

2.
Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from the

Original Termination Date to December 8, 2022 (such date, the “Early Termination Date” and such proposal the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to this proxy statement;
3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal (the “Adjournment Proposal”).

You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders. For more information, please see “Proposal No. 1 — Redemption Limit Elimination Proposal,” “Proposal No. 2 — The Early Termination Proposal,” and “Proposal No. 3 — The Adjournment Proposal”.
After careful consideration, the Board has unanimously determined that the Proposals are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these Proposals.
When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Proposals. The Company stockholders should take these interests into account in deciding whether to approve the Proposala. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the sections titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 2 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
When and where will the Stockholder Meeting be held?

A:
The Stockholder Meeting will be held on December 1, 2022, at 10 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

Q:
How do I vote?

A:
If you were a holder of record of shares of Common Stock on the Record Date, you may vote with respect to the Proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on November 30, 2022.
Voting Electronically.   You may vote your shares at the Stockholder Meeting by following the instructions provided by your broker on your voting instruction form. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on November 30, 2022.
Voting in Person.   You can also vote by appearing and voting in person at the Stockholder Meeting. To ensure that your shares are voted at the Stockholder Meeting, we recommend that you provide voting instructions promptly by proxy even if you plan to attend the Stockholder Meeting in person.
Q:
What constitutes a quorum?

A:
A quorum of our stockholders is necessary to hold a valid Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and the Company’s officers and directors that hold Class B Common Stock (together with the Sponsor, the “Initial Shareholders”), who beneficially own 20.0% of the outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders an additional 12,937,501 shares of Common Stock held by the Company’s public stockholders (each a “Public Shareholder” and collectively, the “Public Shareholders”) would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any Proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:
What vote is required to approve the Proposals presented at the Stockholder Meeting?

A:
The approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Q:
How will the Sponsor and the Company’s directors and officers vote?

A:
The Sponsor and the Company’s directors and officers intend to vote any Common Stock over which they have voting control in favor of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 8,625,000 shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) representing 20.0% of the Company’s outstanding shares of Common Stock.

In addition, notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the

Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
Q:
Why should I vote “FOR” the Redemption Limit Elimination Proposal?

A:
The Company believes stockholders will benefit from the removal of an unnecessary restriction on redemption rights in connection with the Early Termination Proposal and is proposing the Redemption Limit Elimination.

The Redemption Limitation may preclude the Company from implementing the Early Termination Amendment in the event the Company is unable to retain net tangible assets in excess of $5,000,000 following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment. As the purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, the objective of Redemption Limitation, which was to ensure the Common Stock is not deemed a “penny stock” pursuant to applicable rules and regulations, is obviated because the Public Shares will be redeemed shortly after the effectiveness of the Early Termination Amendment.
If the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such will have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of interest earned on the funds held in the Trust Account may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
The Board has determined that the Redemption Limit Elimination Proposal is in the best interest of the shareholders of the Company and unanimously recommends that you vote or give instruction to vote “FOR” the Redemption Limit Elimination Proposal.
Q:
Why should I vote “FOR” the Early Termination Proposal?

A:
The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation. The Certificate of Incorporation provides that the Company must complete a Business Combination on or prior to the Original Termination Date. Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Since the consummation of our IPO on January 26, 2021, our management has conducted a rigorous search for appropriate targets, with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. Our management has also reviewed recent changes in U.S. tax law that could create tax liabilities in connection with stockholder redemptions after December 31, 2022. As a result of these factors, we believe that it is in the best interests of our stockholders to liquidate the Company early.
If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. Thus, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such proposals will have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of interest earned on the funds held in the Trust Account may be removed from the Trust Account to pay dissolution expenses. If the

Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
The Company anticipates that the Units, Public Shares and Public Warrants (as defined below) will cease trading on Nasdaq Stock Market LLC (“Nasdaq”) as of the close of business on the Early Termination Date.
After careful consideration of all relevant factors, the Board has determined that the Early Termination Proposal is in the best interest of shareholders and unanimously recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal.
Q:
What happens if the Redemption Limit Elimination Proposal is not approved?

A:
If the Redemption Limit Elimination Proposal is not approved, the Company will abandon the Redemption Limit Elimination Amendment. In such case, the Company may be precluded from implementing the Early Termination Amendment in the event the Company is unable to retain net tangible assets in excess of $5,000,000 following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment.

Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
Q:
If the Redemption Limit Elimination Proposal is approved, what happens next?

A:
If the Redemption Limit Elimination Proposal is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Redemption Limit Elimination Amendment set forth in Annex A hereto. However, the Company may decide to abandon the Redemption Limit Elimination Amendment at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Redemption Limit Elimination Amendment with the Secretary of State of the State of Delaware.

Q:
What happens if the Early Termination Proposal is not approved?

A:
If there are insufficient votes to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Amendment.

If the Early Termination Proposal is not approved at the Stockholder Meeting or at any adjournment or postponement thereof, the Company will have until the Original Termination Date to consummate a Business Combination. If the Company is unable to consummate a Business Combination by the Original Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus the pro rata share of any interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of Public Shares then outstanding.
The Initial Shareholders have waived their right to participate in any liquidation distribution with respect to the 8,625,000 shares of Class B Common Stock held by them (although the Initial Shareholders will be entitled to liquidations distributions with respect to any Public Shares they hold). There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
Q:
If the Early Termination Proposal is approved, what happens next?

A:
Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Upon the approval of the Early Termination Proposal, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Early Termination Amendment set forth in Annex B hereto. However, the Company may decide to abandon the Early Termination Proposal at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Shareholders will not have their Public Shares redeemed.
We have determined that it is not feasible for the Company to complete a Business Combination by the Early Termination Date. If the Early Termination Proposal is approved, the Early Termination Proposal is implemented and we do not consummate a Business Combination by the Early Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, will expire worthless if we fail to complete our Business Combination by the Early Termination Date.
Q:
If I vote for or against the Early Termination Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “FOR” or “AGAINST” the Early Termination Proposal or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:
No. You are not being asked to vote on a Business Combination at this time.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Stockholders may send a later-dated, signed proxy card to One Equity Partners Open Water I Corp., at c/o OEP Open Water I Holdings, LLC, 510 Madison Avenue, 19th Floor, New York, New York 10022, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on December 1, 2022) or vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.
With respect to the Redemption Limit Elimination Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, banks, brokers and other nominees will not be permitted to exercise discretionary voting on this proposal.
With respect to the Early Termination Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, banks, brokers and other nominees will not be permitted to exercise discretionary voting on this proposal.
With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, banks, brokers and other nominees will not be permitted to exercise discretionary voting on this proposal.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares.

Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.
Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. Each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these Proposals.
If you are a stockholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote.
You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal, the Board has determined that each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal.

Q:
What interests do the Company’s directors and officers have in the approval of the Redemption Limit Elimination Proposal?

A:
The Company’s directors and officers have interests in the Redemption Limit Elimination Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
What interests do the Company’s directors and officers have in the approval of the Early Termination Proposal?

A:
The Company’s directors and officers have interests in the Early Termination Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 2 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights if I object to any of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal?

A:
No. There are no appraisal rights available to the Company’s stockholders in connection with any of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal. However you may elect to have your shares redeemed in connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal as described under “How do I exercise my redemption rights” below.

Q:
If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

I.   (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
II.   prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting) (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent ((“Continental” or the “Transfer Agent”), that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and
III.   deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).
The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of such holder, subject to applicable law.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to Public Shareholders electing to redeem their Public Shares will be distributed promptly after the Stockholder Meeting.
Any request for redemption, once made by a holder of Public Shares, may be withdrawn at any time until the deadline for exercising redemption requests, and thereafter with the approval of the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting).
If a holder of Public Shares properly makes a request for redemption and the Public Shares is delivered as described above, then, the Company will redeem Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the initially scheduled date of the Stockholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
If the Board decides not to implement both the Redemption Limit Elimination Amendment and the Early Termination Amendment for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:
What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:
You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:
The Company will pay the cost of soliciting proxies for the Stockholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders may call toll free: (800) 662-5200

Banks and Brokers may call: (203) 658-9400
Email: OEPW.info@investor.morrowsodali.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS
This proxy statement is being provided to the Company stockholders as part of a solicitation of proxies by the Board for use at the special meeting of the Company stockholders to be held on December 1, 2022, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Stockholder Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about November 9, 2022 to all stockholders of record of the Company as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
Date, Time and Place of the Stockholder Meeting
The Stockholder Meeting will be held on December 1, 2022, at 10 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.
Stockholders who hold their investments through a bank or broker and who would like to vote at the Stockholder Meeting will need to have a legal proxy from their bank or broker. If you would like to only attend the meeting and not vote your shares, then you will need to provide a proof of ownership of shares as of the Record Date.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, stockholders will consider and vote on the following Proposals:
1.
Proposal No. 1 — Redemption Limit Elimination Proposal —To amend the Certificate of Incorporation to eliminate the Redemption Limitation. A copy of the Redemption Limit Elimination Amendment is set forth in Annex A;

2.
Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the Original Termination Date to the Early Termination Date. A copy of the Early Termination Amendment is set forth in Annex B;

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal.

Voting Power; Record Date
As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The Proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on November 2, 2022, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 outstanding shares of Common Stock, of which 34,500,000 are Public Shares held by Public Shareholders and 8,625,000 are shares of Class B Common Stock held by the Initial Shareholders.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own 20.0% of the outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 12,937,501 shares of Common Stock held by Public Shareholders would be required to be present at the Stockholder Meeting to achieve a quorum.
Abstentions
Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limit Elimination Proposal and Early Termination Proposal and no effect on the approval of the Adjournment Proposal.
Under Nasdaq rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Redemption Limit Elimination Proposal, the Early Termination Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these Proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these Proposals at the Stockholder Meeting without your instruction.
Vote Required for Approval
The approval of each of the Redemption Limit Elimination Proposal and the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Initial Shareholders own approximately 20.0% of the issued and outstanding shares of Class B Common Stock.

The following table reflects the number of additional Public Shares required to approve each Proposal:
		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Redemption Limit Elimination Proposal	65% of Issued and Outstanding Shares of Common Stock	N/A	19,406,250
Early Termination Proposal	65% of Issued and Outstanding Shares of Common Stock	N/A	19,406,250
Adjournment Proposal	Majority of Voted Stock	2,156,251	12,937,501
Voting Your Shares
If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the Proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on November 30, 2022.
Voting Electronically.   You may vote your shares at the Stockholder Meeting by following the instructions provided by your broker on your voting instruction form. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on November 30, 2022.
Voting in Person.   You can also vote by appearing and voting in person at the Stockholder Meeting. To ensure that your shares are voted at the Stockholder Meeting, we recommend that you provide voting instructions promptly by proxy even if you plan to attend the Stockholder Meeting in person.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify the Company’s Chief Executive Officer in writing to One Equity Partners Open Water I Corp., c/o OEP Open Water I Holdings, LLC, 510 Madison Avenue, 19th Floor, New York, New York 10022, before the Stockholder Meeting that you have revoked your proxy; or

•
you may attend the Stockholder Meeting, revoke your proxy, and vote, as indicated above.

No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Adjournment Proposal. Under the bylaws of the Company, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.
Who Can Answer Your Questions about Voting
If you are a the Company stockholder and have any questions about how to vote or direct a vote in respect of your, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing OEPW.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal and the Early Termination Proposal. In connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal, any stockholder holding Public Shares may request that the Company redeem such shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, if any (which, for illustrative purposes, was $10.086 per Public Share as of November 7, 2022, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the initially scheduled date of the Stockholder Meeting. If a holder properly seeks redemption as described in this section, and the Redemption Limit Elimination Proposal or the Early Termination Proposal is adopted the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)   (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
(ii)   submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and
(iii)   deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (as amended) (the “Exchange

Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares sold in the IPO, without our prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares sold in the IPO, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of the Public Shares on November 7, 2022, the most recent practicable date prior to the date of this proxy statement, was $9.99 per share. The cash held in the Trust Account on such date was approximately $347,960,966 (including interest not previously released to the Company to pay its franchise and income taxes) ($10.086 per Public Share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to the Company’s stockholders in connection with the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Adjournment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers, employees and affiliates may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $35,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE REDEMPTION LIMIT ELIMINATION PROPOSAL
Overview
The Company is proposing to amend its Certificate of Incorporation to remove the requirement that the Company retain net tangible assets in excess of $5,000,000 (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act),
(i)
immediately prior to or upon consummation of the Company’s Business Combination and after payment of underwriters’ fees and commissions; and

(ii)
in connection with the approval of any amendment to the Certificate of Incorporation (a) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated a Business Combination by the Original Termination Date or (b) with respect to any other provisions of the Certificate of Incorporation relating to rights of the Public Shareholders.

Reasons for the Redemption Limit Elimination Proposal
The purpose of the Redemption Limitation was to ensure that the Company will not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, by maintaining net tangible assets in excess of $5,000,000. As the purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, the objective of Redemption Limitation is obviated in this circumstance.
If the Redemption Limit Elimination Proposal is Not Approved
If there are insufficient votes to approve the Redemption Limit Elimination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limit Elimination Proposal.
If the Redemption Limit Elimination Proposal is not approved, the Company will abandon the Redemption Limit Elimination Amendment. In such case, the Company may be precluded from implementing the Early Termination Amendment in the event the Company is unable to retain net tangible assets in excess of $5,000,000 following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment.
Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
If the Redemption Limit Elimination Proposal is Approved
If the Redemption Limit Elimination Proposal is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Redemption Limit Elimination Amendment set forth in Annex A hereto. However, we may decide to abandon the Redemption Limit Elimination Amendment at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Redemption Limit Elimination Amendment with the Secretary of State of the State of Delaware.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Redemption Limit Elimination Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Redemption Limit Elimination Proposal. These interests include, among other things:
•
If (x) the Redemption Limit Elimination Proposal is approved and implemented and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) or (y) the Redemption Limit Elimination Proposal is not approved and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved), the 8,625,000 shares of Class B Common Stock held by the Initial Shareholders as of the Record Date for which the Sponsor paid $25,000 will be worthless (as the Initial Shareholders waived redemption and liquidation rights with respect to such shares) as will the 6,291,167 Private Placement Warrants for which the Sponsor paid approximately $9,436,750;

•
We have entered into an agreement pursuant to which we pay an affiliate of our Sponsor, $5,000 per month for office space, administrative and support services, which will terminate if the Company is unable to consummate a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented); and

•
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal or the Early Termination Proposal. In connection with the

Redemption Limit Elimination Proposal and the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the initially scheduled date of the Stockholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)   (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
(ii)   submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and
(iii)   deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to morethan an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 20% limit would not be redeemed for cash, without our prior consent.
The closing price of the Public Shares on November 7, 2022, the most recent practicable date prior to the date of this proxy statement, was $9.99 per share. The cash held in the Trust Account on such date was approximately $347,960,966 (including interest not previously released to the Company to pay its franchise and income taxes) ($10.086 per Public Share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
Vote Required for Approval
The approval of the Redemption Limit Elimination Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limit Elimination Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all shares of Common Stock owned by them in favor of the Redemption Limit Elimination Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the outstanding shares of Common Stock. As a result, in addition to the Initial Shareholders, approval of the Redemption Limit Elimination Proposal will require the affirmative vote of 19,406,250 Public Shares (or approximately 56.25% of the Public Shares).
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE REDEMPTION LIMIT ELIMINATION PROPOSAL.

PROPOSAL NO. 2 — THE EARLY TERMINATION PROPOSAL
Overview
The Company is a blank check company incorporated as a Delaware corporation on September 1, 2020 and formed for the purpose of effectuating a Business Combination.
Following the closing of the Company’s IPO on January 26, 2021 and the full exercise of the underwriters’ over-allotment, $345,000,000 ($10.00 per Unit offered in the IPO from the net proceeds of the sale of the Units in the IPO and the sale of Private Placement Warrants to the Sponsor was placed in Trust Account established at the consummation of the IPO that holds the proceeds of the IPO.
Like most blank check companies, the Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the Public Shareholders if there is no qualifying Business Combination consummated on or before the Original Termination Date.
The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders.
We are proposing to adopt the Early Termination Amendment to change the Original Termination Date by which the Company must either (i) consummate its Business Combination or (ii) if the Company fails to complete such Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Certificate of Incorporation, redeem all of its Public Shares. The proposed Amendment shall change the Original Termination Date to the Early Termination Date.
Reasons for the Early Termination Proposal
Since the consummation of our IPO on January 26, 2021, our management has conducted a rigorous search for appropriate targets, with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. Our management has also reviewed recent changes in U.S. tax law that could create tax liabilities in connection with stockholder redemptions after December 31, 2022. As a result of these factors, we believe that it is in the best interests of our stockholders to liquidate the Company early.
The Certificate of Incorporation currently provide that the Company has until the Original Termination Date to complete its Business Combination and, if the Company does not complete a Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment as set forth in the Certificate of Amendment to the Certificate of Incorporation is attached to this proxy statement as Annex B.
You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
If the Early Termination Proposal Is Approved
If the Early Termination Proposal is approved, we plan to promptly file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware as set forth in the form attached as Annex B hereto to change the Original Termination Date to the Early Termination Date. However, we may decide to abandon the Early Termination Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Shareholders will not have their Public Shares redeemed in connection with the implementation of the Early Termination Amendment.
If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain the Trust Account if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and the amount remaining in the Trust Account may be significantly less than the approximately $347,960,966 that was in the Trust Account as of November 7, 2022. Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
After careful consideration of all relevant factors, the Board has determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early

Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Redemption Limit Elimination Proposal and the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. In addition, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of interest earned on the funds held in the Trust Account may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
If the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date, there will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless.
If the Early Termination Proposal Is Not Approved
If there are insufficient votes to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Proposal.
If the Early Termination Proposal is not approved at the Stockholder Meeting or at any adjournment or postponement thereof, the Company will continue to seek a Business Combination until the Original Termination Date. If the Company is unsuccessful in consummating a Business Combination by the Original Termination Date, then our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the

Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Early Termination Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Early Termination Proposal. These interests include, among other things:
•
If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, the 8,625,000 shares of Class B Common Stock held by the Initial Shareholders as of the Record Date for which the Sponsor paid $25,000 will be worthless (as the Initial Shareholders waived liquidation rights with respect to such shares), as will the 6,291,167 Private Placement Warrants for which the Sponsor paid approximately $9,436,750;

•
We have entered into an agreement pursuant to which we pay an affiliate of our Sponsor, $5,000 per month for office space, administrative and support services, which will terminate if the Company is unable to consummate a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and the Early Termination Amendment is implemented); and

•
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal or the Early Termination Proposal. In connection with the Redemption Limit Elimination Proposal or the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, if any, calculated as of two business days prior to the initially scheduled date of the Stockholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)   (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
(ii)   submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and
(iii)   deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares sold in the IPO, without our prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares sold in the IPO, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of the Public Shares on November 7, 2022, the most recent practicable date prior to the date of this proxy statement, was $9.99 per share. The cash held in the Trust Account on such date was approximately $347,960,966 (including interest not previously released to the Company to pay its franchise and income taxes) ($10.086 per Public Share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
Vote Required for Approval
The approval of the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all shares of Common Stock owned by them in favor of the Early Termination Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the outstanding shares of Common Stock. As a result, in addition to the Initial Shareholders, approval of the Early Termination Proposal will require the affirmative vote of 19,406,250 Public Shares (or approximately 56.25% of the Public Shares).
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE EARLY TERMINATION PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal. In such events, the amendments to the Certificate of Incorporation contemplated by the Redemption Limit Elimination Proposal or the Early Termination Proposal, as applicable, would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote any shares of Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 20.0% of the outstanding shares of Common Stock. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of 12,937,501 Public Shares held by Public Shareholders (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Stockholder Meeting and cast votes, and the affirmative vote of 2,156,251 Public Shares (or approximately 6.25% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that have their Public Shares redeemed for cash, either pursuant to an exercise of redemption rights in connection with the Amendment Proposals or in connection with the Company’s liquidation in the event the Early Termination Proposal is approved, and the expiration of public warrants in such event. This section applies only to Holders that hold their Public Shares and public warrants as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and public warrant components of the unit, and the discussion below with respect to actual Holders of Public Shares and public warrants also should apply to holders of units (as the deemed owners of the underlying Public Shares and public warrants that constitute the units). Accordingly, the separation of units into the Public Shares and public warrants underlying the units is generally not expected to be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state and local and non-U.S. tax consequences of the transactions contemplated by the Early Termination Proposal with respect to any Public Shares and public warrants held through the units (including alternative characterizations of the units).
This discussion does not address the U.S. federal income tax consequences to the Company’s founders, the Sponsor or its affiliates, or any other sponsors, officers or directors of the Company, or to any person of holding Class B Common Stock or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift or other U.S. non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:
•
the Sponsor or our directors and officers;

•
banks, financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares or public warrants;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares or public warrants through such partnerships or pass-through entities;

•
U.S. expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more (by vote or value) of OEPW’s shares (except as specifically provided below);

•
persons that acquired their Public Shares or public warrants pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold their Public Shares or public warrants as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•
U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•
“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares or public warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares or public warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Early Termination Proposal.
This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.
The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE EARLY TERMINATION PROPOSAL. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE EARLY TERMINATION PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of a Public Share or public warrant who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate whose income is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Redemption of Public Shares
Redemption of Public Shares Pursuant to An Exercise of Redemption Rights
The redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a taxable disposition of such stock for U.S. federal income tax purposes. However, it is also possible that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes.
If the Early Termination Proposal is approved and either (i) the Redemption Limit Elimination Proposal is approved or (ii) the Redemption Limit Elimination Proposal is not approved and the redemption limitation has not been exceeded, a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such U.S. Holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code and taxable to the U.S. Holder as described below under the section entitled “— Redemption of Public Shares in Connection with Our Liquidation” and “— Taxation of Redemption as a Sale of Public Shares.”
If the Early Termination Proposal is not approved a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder other than in complete liquidation of the Company (a “non-liquidating redemption”). If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is treated as a non-liquidating redemption, the U.S. federal income tax consequences to a U.S. Holder of Public Shares of such redemption will depend on whether the non-liquidating redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the non-liquidating redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution in respect of its Public Shares with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”
Whether a non-liquidating redemption of Public Shares qualifies for sale treatment under Section 302 of the Code will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the non-liquidating redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the non-liquidating redemption. A non-liquidating redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a non-liquidating distribution in respect of such Public Shares) if the non-liquidating redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a non-liquidating redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of public warrants.
In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the non-liquidating redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the non-liquidating redemption. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The non-liquidating redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the non-liquidating redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company under this third test will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then a non-liquidating redemption of Public Shares will be treated as a non-liquidating distribution to the redeemed U.S. Holder in respect of its Public Shares and the tax consequences to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock treated as constructively owned by it.
Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption, including dispositions of the Company’s securities that occur in connection with its liquidation.
U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.
Redemption of Public Shares in Connection with the Company’s Liquidation
A U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” U.S. Holders should consult with their tax advisors regarding any special reporting requirements that may be applicable.
Taxation of Redemption Treated as a Distribution
If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution in respect of the Public Shares, as discussed above under the section entitled “— Redemption of Public Shares,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.
Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”
Taxation of Redemption Treated as a Sale of Public Shares
If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “— Redemption of Public Shares,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY

STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.
Expiration of a Public Warrant
If the Early Termination Proposal is approved, the public warrants, which do not become exercisable unless the Company completes an initial business combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
Non-U.S. Holders
As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share or public warrant who or that is, for U.S. federal income tax purposes:
•
a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•
a foreign corporation; or

•
an estate or trust that is not a U.S. Holder.

Redemption of Public Shares
Redemption of Public Shares Pursuant to An Exercise of Redemption Rights
The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed or as a corporate distribution on the Public Shares, as described above under “U.S. Holders — Redemption of Public Shares.” If such a redemption qualifies as a sale of Public Shares (including as a result of being treated as a redemption of Public Shares in connection with the Company’s liquidation, as discussed below), the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a non-liquidating distribution in respect of such Public Shares, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”
Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination may depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s Public Shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
Redemption of Public Shares in Connection with the Company’s Liquidation
A Non-U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a Non-U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”
Taxation of Redemption as a Distribution
In general, any distributions made to a Non-U.S. Holder of Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.
The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).
Taxation of Redemption as a Sale of Public Shares
A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale as described above under “— Redemption of Public Shares,” unless:
(i)
the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)
such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)
the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where Public Shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of Public Shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of Public Shares at all times within the shorter of the five-year period preceding such disposition of Public Shares or such Non-U.S. Holder’s holding period for such Public Shares. There can be no assurance that Public Shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to Public Shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to Public Shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).
If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).
If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.
Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of Public Shares that is treated as a sale for U.S. federal income tax purposes.
Expiration of a Public Warrant
If the Early Termination Proposal is approved, the public warrants, which do not become exercisable unless OEPW completes an initial business combination, will expire worthless. In such case, a Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on the expiration of their public warrants.
Information Reporting and Backup Withholding
Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, Public Shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Act
Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.
Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of Public Shares.
As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Early Termination Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of November 7, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s Common Stock, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of Common Stock;

•
each of the Company’s officers and directors; and

•
all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
The beneficial ownership of our Common Stock is based on 43,125,000 shares of Common Stock issued and outstanding as of November 7, 2022, consisting of 34,500,000 shares of Class A Common Stock and 8,625,000 shares of Class B Common Stock. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon the exercise of the warrants because these securities are not exercisable within sixty days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
NAME OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
OEP Open Water I Holdings, LLC (our Sponsor)(2)	8,525,000	19.8%
R. Todd Bradley	—	—
Jessica Marion	—	—
Paul Carl (Chip) Schorr IV	—	—
James Koven	—	—
Lori Lutey	25,000	*
Robert Sivitilli	25,000	*
Neil Kurtz	25,000	*
Emiko Higashi	25,000	*
David Lippin	—	—
Jordan Lawrie	—	—
All executive officers and directors as a group (ten individuals)	100,000	*
5% Holders
Sculptor Capital LP(3)	2,480,578	7.3%
Citadel Advisors LLC(4)	2,160,779	5.0%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o OEP Open Water I Holdings, LLC, 510 Madison Avenue, 19th Floor, New York, NY 10022.

(2)
Our sponsor is ultimately controlled by OEP Open Water I GP, LLC. There are three members of the board of managers of OEP Open Water I GP, LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our sponsor. Based upon the foregoing analysis, no individual manager of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.
(3)
Based solely on a Schedule 13G filed by Sculptor Capital LP, Sculptor Capital LP (“Sculptor”), a Delaware limited partnership, is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”); Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership that is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts; the Common Shares reported in the Schedule 13G/A are held in the Accounts managed by Sculptor and Sculptor-II; Sculptor Capital Holding Corporation (“SCHC”), a Delaware corporation, serves as the general partner of Sculptor; and the Common Shares reported in this Schedule 13G/A are held in the Accounts managed by Sculptor; Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company that is wholly owned by Sculptor, serves as the general partner of Sculptor-II; Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, is a holding company that is the sole stockholder of SCHC.; Sculptor Master Fund, Ltd. (“SCMF”) is a Cayman Islands company. Sculptor is the investment adviser to SCMF; Sculptor Enhanced Master Fund, Ltd. (“SCEN”) is a Cayman Islands company; Sculptor Special Funding, LP (“NRMD”) is a Cayman Islands exempted limited partnership; Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) is a Cayman Islands company. Sculptor is the investment adviser to SCCO; Sculptor SC II LP (“NJGC”) is a Delaware limited partnership. Sculptor-II is the investment adviser to NJGC and (b) the address of the principal business offices of Sculptor, Sculptor-II, SCHC, SCHC-II, SCU, SCMF, NRMD, SCEN, SCCO and NJGC is 9 West 57 Street, 39 Floor, New York, NY 10019 The business address of Aristeia Capital L.L.C is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(4)
Based solely on a Schedule 13G jointly filed by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin with respect to the Shares of the above-named issuer owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The business address for each of the above 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Certificate of Incorporation. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.
We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at One Equity Partners Open Water I Corp., c/o OEP Open Water I Holdings, LLC, 510 Madison Avenue, 19th Floor, New York, New York 10022, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the Proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at One Equity Partners Open Water I Corp., c/o OEP Open Water I Holdings, LLC, 510 Madison Avenue, 19th Floor, New York, New York 10022 or by telephone at (212) 277-1500.
If you have questions about the Proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing OEPW.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than November 23, 2022.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ONE EQUITY PARTNERS OPEN WATER I CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
ONE EQUITY PARTNERS OPEN WATER I CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:
1.
The name of the Corporation is “One Equity Partners Open Water I Corp.”

2.
The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 1, 2020 (the “Original Certificate”).

3.
An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 21, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of sixty five percent (65%) of the Common Stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.
The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
7.
The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.
8.
Section 9.2(f) of Article IX is hereby deleted in its entirety.

9.
The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7   Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (i) that would affect the substance or timing of the Corporation’s obligation to provide Public Stockholders the right to have their shares of Class A Common Stock redeemed in connection with an initial Business Combination or redeem 100% of the Offering Shares if

A-1

the Corporation has not consummated an initial Business Combination by December 8, 2022 or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.
IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate to be signed by its Chief Executive Officer this        day of                  , 2022.
ONE EQUITY PARTNERS OPEN WATER I CORP.

R. Todd Bradley
Chief Executive Officer and
Co-Chairman of the Board of Directors

A-2

ANNEX B
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ONE EQUITY PARTNERS OPEN WATER I CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
ONE EQUITY PARTNERS OPEN WATER I CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:
1.
The name of the Corporation is “One Equity Partners Open Water I Corp.”

2.
The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 1, 2020 (the “Original Certificate”).

3.
An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 21, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of sixty five percent (65%) of the Common Stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.
The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 6, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 8, 2022 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are members or affiliates of OEP Open Water I Holdings, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”
7.
The text of Section 9.2(d) of Article IX of is hereby amended and restated to read in full as follows:

(d)   In the event that the Corporation has not consummated an initial Business Combination by December 8, 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully

B-1

available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate to be signed by its Chief Executive Officer this        day of                  , 2022.
ONE EQUITY PARTNERS OPEN WATER I CORP.

R. Todd Bradley
Chief Executive Officer and
Co-Chairman of the Board of Directors

B-2

One Equity Partners Open Water I Corp. c/o OEP Open Water I Holdings, LLC510 Madison Avenue, 19th Floor New York, New York 10022SPECIAL MEETING OF STOCKHOLDERS OF ONE EQUITY PARTNERS OPEN WATER I CORP.YOUR VOTE IS IMPORTANTTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON December 1, 2022.The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 9, 2022, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of One Equity Partners Open Water I Corp. (the “Company”) to be held at 10 a.m. Eastern Time on December 1, 2022, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, and hereby appoints R. Todd Bradley and Jessica Marion, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.(Continued and to be marked, dated and signed on reverse side)Please mark vote as indicated in this exampleTHE BOARD OF DIRECTORS UNANIMOUSLYRECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1—Redemption Limit Elimination Proposal— To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain net tangible assets in excess of $5,000,000 following the redemption of the Company’s Class A common stock, par value $0.0001 per share, in connection with a Business Combination (as defined in the Certificate of Incorporation) and certain amendments of the Certificate of Incorporation (such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation is set forth in Annex A to the accompanying proxy statement.FORAGAINSTABSTAINProposal No. 2—Early Termination Proposal— To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from January 26, 2023 to December 8, 2022 (such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation is set forth in Annex B to the accompanying proxy statement.FORAGAINSTABSTAIN Proposal No. 3—Adjournment Proposal— To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal or the Early Termination Proposal.FORAGAINSTABSTAINDated:, 2022(Signature)(Signature if held jointly)Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.